PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2021
Property, plant and equipment [abstract]
Property, Plant and Equipment	PROPERTY, PLANT AND EQUIPMENT
2021

	$ million
	Exploration and production
	Exploration and evaluation	Production	Manufacturing, supply and distribution	Other	Total
Cost
At January 1 [A]	14,484	298,882	107,876	32,402	453,644
Additions	1,216	8,942	7,917	3,644	21,719
Sales, retirements and other movements [A]	(3,014)	(20,005)	(9,607)	(455)	(33,081)
Currency translation differences	(7)	(1,916)	(2,004)	(1,586)	(5,513)
At December 31	12,679	285,903	104,182	34,005	436,769
Depreciation, depletion and amortisation, including impairments
At January 1 [A]	5,258	167,711	58,242	12,733	243,944
Charge for the year	1,311	15,800	7,112	1,770	25,993
Sales, retirements and other movements [A]	(999)	(14,590)	(8,624)	(240)	(24,453)
Currency translation differences	10	(1,391)	(1,599)	(667)	(3,647)
At December 31	5,580	167,530	55,131	13,596	241,837
Carrying amount at December 31	7,099	118,373	49,051	20,409	194,932
[A] As from 2021, assets classified as held for sale are presented separately and upon reclassification included in "Sales, retirements and other movements". Prior period comparatives have been revised to conform with current year presentation. (See Note 30)
2020

	$ million
	Exploration and production
	Exploration and evaluation	Production	Manufacturing, supply and distribution	Other	Total
Cost
At January 1 [A]	18,399	286,666	101,379	29,081	435,525
Additions	1,728	9,659	6,287	3,460	21,134
Sales, retirements and other movements [A]	(5,735)	(1,075)	(2,072)	(1,109)	(9,991)
Currency translation differences	92	3,632	2,282	970	6,976
At December 31	14,484	298,882	107,876	32,402	453,644
Depreciation, depletion and amortisation, including impairments
At January 1 [A]	4,010	136,300	46,621	11,629	198,560
Charge for the year [B]	3,336	34,209	11,680	1,693	50,918
Sales, retirements and other movements [A]	(2,152)	(5,603)	(1,878)	(1,091)	(10,724)
Currency translation differences	64	2,805	1,819	502	5,190
At December 31	5,258	167,711	58,242	12,733	243,944
Carrying amount at December 31	9,226	131,171	49,634	19,669	209,700
[A] As from 2021, assets classified as held for sale are presented separately and upon reclassification included in "Sales, retirements and other movements". Prior period comparatives have been revised to conform with current year presentation. (See Note 30)
[B] Includes $26,676 million relating to impairment losses (see table "Impairments" below).
The carrying amount of property, plant and equipment at December 31, 2021, included $37,006 million (2020: $31,611 million) of assets under construction. This amount excludes exploration and evaluation assets.
The carrying amount of exploration and production assets at December 31, 2021, included rights and concessions in respect of proved and unproved properties of $8,849 million (2020: $11,485 million). Exploration and evaluation assets principally comprise rights and concessions in respect of unproved properties and capitalised exploration drilling costs.
The carrying amount of assets at December 31, 2021, for which an alternative reserves base was applied in the calculation of the depreciation charge (see Note 2), was $1,634 million (2020: $1,707 million). If no alternative reserves base had been used, the pre-tax depreciation charge for the year ended December 31, 2021, would have been $1,184 million higher (2020: $1,012 million, 2019: $77 million).
Contractual commitments for the purchase and lease of property, plant and equipment at December 31, 2021, amounted to $5,984 million (2020: $5,699 million).
Right-of-use assets
Within property, plant and equipment the following amounts relate to leases:
2021

	$ million
	Exploration and production		Manufacturing, supply and distribution
	Exploration and evaluation	Production		Other	Total
Cost
At January 1	5	14,440	14,526	7,384	36,355
Additions	—	311	2,149	1,420	3,880
Sales, retirements and other movements	—	(365)	(868)	(259)	(1,492)
Currency translation differences	—	(64)	(59)	(514)	(637)
At December 31	5	14,322	15,748	8,031	38,106
Depreciation, depletion and amortisation, including impairments
At January 1	—	6,997	5,013	1,793	13,803
Charge for the year	—	1,373	2,060	783	4,216
Sales, retirements and other movements	—	(400)	(1,093)	(157)	(1,650)
Currency translation differences	—	(35)	(34)	(146)	(215)
At December 31	—	7,935	5,946	2,273	16,154
Carrying amount at December 31	5	6,387	9,802	5,758	21,952
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS continued
9 – PROPERTY, PLANT AND EQUIPMENT continued
2020

	$ million
	Exploration and production		Manufacturing, supply and distribution
	Exploration and evaluation	Production		Other	Total
Cost
At January 1 [A]	5	15,213	13,478	5,759	34,455
Additions	—	502	1,570	1,580	3,652
Sales, retirements and other movements [A]	—	(1,370)	(579)	(75)	(2,024)
Currency translation differences	—	95	57	120	272
At December 31	5	14,440	14,526	7,384	36,355
Depreciation, depletion and amortisation, including impairments
At January 1 [A]	—	5,761	2,907	1,164	9,832
Charge for the year	—	1,898	2,675	760	5,333
Sales, retirements and other movements [A]	—	(712)	(598)	(158)	(1,468)
Currency translation differences	—	50	29	27	106
At December 31 [A]	—	6,997	5,013	1,793	13,803
Carrying amount at December 31 [A]	5	7,443	9,513	5,591	22,552
[A] As from 2021, assets classified as held for sale are presented separately and upon reclassification included in "Sales, retirements and other movements". Prior period comparatives have been revised to conform with current year presentation. (See Note 30)
Impairments

	$ million
	2021	2020	2019
Impairment losses
Exploration and production	1,533	20,155	2,983
Manufacturing, supply and distribution	2,340	6,490	654
Other	21	31	2
Total [A]	3,894	26,676	3,639
Impairment reversals
Exploration and production	213	—	—
Manufacturing, supply and distribution	—	—	190
Other	1	—	—
Total [A]	214	—	190
[A] See Note 5.
Impairment losses in 2021 were predominantly triggered by reclassifications of asset held for sale, portfolio developments or end of field life. They are mainly related to two refineries in the USA within Oil Products impaired on classification as held for sale ($1,357 million), exploration and evaluation assets both within Integrated Gas ($600 million) and Upstream ($373 million) and one site in the USA within Chemicals impaired on classification as held for sale ($180 million). Only one asset (in Upstream) was impaired because of an asset-specific trigger for which the recoverable amount was determined through value in use and an impairment of $97 million was recognised.
Impairment losses in 2020 were mainly triggered by Shell's revision of the mid- and long-term commodity price and refining margin outlook reflecting the expected effects of the macroeconomic environment and the COVID-19 pandemic as well as energy market demand and supply fundamentals. The impairment losses for exploration and production assets related primarily to Integrated Gas ($11,539 million), including the Queensland Curtis LNG and Prelude floating LNG operations, and Upstream ($8,629 million), including assets in the Gulf of Mexico, unconventional assets in North America, offshore assets in Brazil and Europe and a project in Nigeria (OPL 245). The impairment losses for manufacturing, supply and distribution related primarily to Oil Products ($6,493 million), including assets in Europe and the shutdown of the Convent oil products manufacturing facility in the USA.
Impairment losses in 2019 were mainly triggered by the revision to Shell's long-term oil and gas price outlook and change to future capital expenditure plans. The impairment losses related primarily to Upstream shale and deep-water properties in North and South America, in Integrated Gas to properties in Australia and in Oil Products to the refining portfolio.
For impairment testing purposes, the respective carrying amounts of property, plant and equipment and intangible assets were compared with their value in use. Cash flow projections used in the determination of value in use were made using management’s forecasts of commodity prices, market supply and demand, potential costs associated with operational GHG emissions, product margins including forecast refining margins and expected production volumes (see Note 2).
In 2021, Shell changed its estimation technique to determine the value in use for impairment testing purposes. A key element is the update of the discount rate, which is now based on a nominal post-tax weighted average cost of capital (WACC) of 5% for Power activities and a nominal post-tax WACC of 6.5% for all other businesses. Prior to 2021 the rate used by Shell was the same for all activities and was based on a pre-tax discount rate reflecting the marginal cost of debt, current market assessments of the time value of money and residual risk (2021: 6%; 2020: 6%; 2019: 6%). The change in discount rate to a nominal post-tax WACC has been reflected in a commensurate manner in the risk adjustments to post-tax cash flow projections. The impact of the change in impairment valuation technique is not material to the impairment assessments performed in 2021 and it is not expected to result in a materially different outcome in future periods. The pre-tax discount rate used for goodwill testing ranged between 7-11%.
Oil and gas price assumptions applied for impairment testing are reviewed and, where necessary, adjusted on a periodic basis. Reviews include comparison with available market data and forecasts that reflect developments in demand such as global economic growth, technology efficiency, policy measures and, in supply, consideration of investment and resource potential, cost of development of new supply, and behaviour of major resource holders. The near-term commodity price assumptions applied in impairment testing in 2021 were as follows:
Commodity price assumptions [A]

	2022	2023	2024	2025
Brent crude oil ($/b)	60	60	60	63
Henry Hub natural gas ($/MMBtu)	2.75	2.75	2.75	3.00
[A] Money of the day.
For periods after 2025, the real-term price assumptions applied were $60 per barrel (/b) (2020: $60/b) for Brent crude oil and $3.00 per million British thermal units (/MMBtu) (2020: $3.00/MMBtu) for Henry Hub natural gas.
Until 2019, management’s estimate of longer-term refining margins in Oil Products was based on the reversion to mean methodology, unless a fundamental shift in markets had been identified, over the life of the oil products manufacturing facilities. Under this approach, it was assumed that refining margins will revert to historical averages over time. As from 2020, a different price methodology has been applied, based on management's understanding and interpretation of demand and supply fundamentals in the near term and taking into account various other factors such as industry rationalisation and energy transition in the long term. This resulted in a downward revision of average long-term refining margins by around 30% from previous assumptions applied.
The main sensitivities in relation to impairment are the commodity price assumptions in Integrated Gas and Upstream and refining margins in Oil Products. A change of -10% or +10% in the commodity price assumptions over the entire cash flow projection period would ceteris paribus result in some $12-15 billion impairment or some $6-9 billion impairment reversal, respectively, in Integrated Gas and Upstream. A change of -10% or +10% in long-term refining margins over the entire cash flow projection period would ceteris paribus result in some $1-3 billion impairment or up to $2 billion impairment reversal, respectively, in Oil Products.
Capitalised exploration drilling costs

	$ million
	2021		2020	2019
At January 1	3,654		5,668	6,629
Additions pending determination of proved reserves	1,024		1,016	2,036
Amounts charged to expense	(639)		(815)	(1,218)
Reclassifications to productive wells on determination of proved reserves	(577)		(1,385)	(1,655)
Other movements	(447)	[A]	(830)	(124)
At December 31	3,015		3,654	5,668
[A] Includes $290 million disposal and $116 million impairment of capitalised exploration drilling costs.

	Projects		Wells
	Number	$ million	Number	$ million
Between 1 and 5 years	17	1,189	33	821
Between 6 and 10 years	14	961	38	1,110
Between 11 and 15 years	5	184	21	366
Between 16 and 20 years	1	28	4	65
Total	37	2,362	96	2,362
Exploration drilling costs capitalised for periods greater than one year at December 31, 2021, analysed according to the most recent year of activity, are presented in the table above. These comprise $727 million relating to eight projects where drilling activities were under way or firmly planned for the future, and $1,635 million relating to 29 projects awaiting development concepts.